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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):      September 19, 2000
                                                 ------------------------------

                         ADVANCED MATERIALS GROUP, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Nevada                               0-16401             33-0215295
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(STATE OR OTHER JURISDICTION OF    (COMMISSION           (I.R.S. EMPLOYER
INCORPORATION)                     FILE NUMBER)          IDENTIFICATION NO.)


20211 South Susana Road, Rancho Dominguez, California           90221
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (310) 537-5444


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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         (a)      Dismissal of Independent Accounting Firm

                  (i) Ernst & Young, L.L.P. (the "principal accountants"), the independent accounting firm which audited the financial statements of the registrant for the fiscal years ended November 30, 1999 and November 30, 1998, was dismissed by the Company on September 19, 2000.

                  (ii) None of the principal accountants' reports on the financial statements of the registrant has contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

                  (iii) This action was approved by the audit committee of the board of directors and the board of directors of the registrant.

                  (iv) During the preceding two years and any subsequent interim period preceding the dismissal of the prinicipal accountants, the registrant had no disagreements with the principal accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the principal accountants, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

                  (v) None of the kinds of events listed in paragraphs
(a)(1)(v)(A)-(D) of Regulation S-K item 304 occurred during the two most recent fiscal years and any subsequent interim periods preceding the dismissal of the principal accountants.

         (b)      Engagement of New Independent Accountants

                  (i) On September 19, 2000, the registrant's audit committee and board of directors formally engaged BDO Seidman (the "new accounting firm") of 3200 Bristol Street, 4th Floor, Costa Mesa, California, 92626, to audit the registrant's financial statements. The new accounting firm was not consulted on any manner described in Regulation S-K item 304(a)(2) during the registrant's two most recent financial years and subsequent interim periods preceding the engagement of the new accounting firm. The new accounting firm has reviewed and approved the content of the Report on Form 8-K and has declined the opportunity to file any clarifying statement with the Commission.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibit

                  EXHIBIT  DESCRIPTION
                  -------  -----------
                     16.1 Letter from Ernst & Young, L.L.P. regarding its concurrence with the Registrant's statement regarding change of accountants.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Advanced Materials Group, Inc.
                                                   (Registrant)

Date: September 22, 2000               By:  /s/Steve F. Scott
                                            -----------------------------------
                                                    (Signature)

                                       Name:    Steve F. Scott
                                       Title:   President and Chief Executive
                                                Officer



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                         ADVANCED MATERIALS GROUP, INC.

                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                              EXHIBIT
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     16.1                           Letter from Ernst & Young, L.L.P. regarding
                                    its concurrence with the Registrant's
                                    statement regarding change of accountants.